February 28, 2014

2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects, “ “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward- looking statements. In addition, certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and response to products and services offered by AZZ, including demand by the electrical power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the economic conditions of the various markets that AZZ serves, foreign and domestic, customer request delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management employees to implement AZZ’s growth strategy. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2013 and other filings with the SEC, available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Forward Looking Statement

3 AZZ is a global provider of specialty electrical equipment and highly engineered services to the power generation, transmission, distribution and industrial markets as well as a leading provider of hot dip galvanizing services to the North American steel fabrication market Our Vision: To be the innovative solutions leader in protecting metal and electrical systems used to build the world's infrastructure Company Overview and Vision

4  Expanding E&I operating margins through emphasis on operational excellence, supply chain cost improvement, and leveraging fixed costs through top-line growth  Expanding our international sales efforts and operational footprint in E&I  Leveraging our strong NLI sales presence in the Nuclear sector across all E&I Units  Growing our galvanizing business both organically and through acquisition  Continuing emphasis on cash flow and efficient capital deployment Focus for 2015 AZZ has significant growth opportunities that will provide a platform for sustainable earnings growth

5 59% 41% Actual FY2013 $571 (in millions) Total Company Sales by Segment 44% 56% Projected FY2014 $760 to $770 (in millions) 41% 59% Projected FY2015 $850 to $900 (in millions) Electrical and Industrial Galvanizing

6 47% 21% 32% Actual FY2013 $571 (in millions) Total Company Sales by Market Segment 45% 16% 39% Projected FY2014 $760to $770 (in millions) 49% 18% 33% Projected FY2015 $850 to $900 (in millions) Transmission & Distribution Industrial Power Generation

7 Electrical and Industrial Products & Services

8 25% 29% 46% Actual FY2013 $234 (in millions) 33% 15% 52% Nine Months Ended 11/30/13 $313 (in millions) 31% 37% 32% Actual FY2012 $189 (in millions) 40% 60% 94% 6% 77% 23% Revenue projected to be between $425 and $430 million in FY2014 Electrical and Industrial Products & Services Revenue Mix Transmission & Distribution Industrial Power Generation Service Product B y M ar ke t B y Ty p e

9 Power Generation Our products power up the world from any generation source. Our services ensure the safety of lives and equipment. Bus Systems Nuclear Solutions Boiler Services Collector Substations for Renewables Power Distribution Centers

10 Transmission & Distribution Metal Clad Outdoor Switchgear Gas Insulated Bus Duct Portable Substations Power Distribution Centers Relay Panels Utility IPP EPC Co-ops OEM Our T&D products ensure that power is transmitted safely and reliably from generation source to end users.

11 Industrial & Commercial Mining Switchgear Power Distribution Centers Relay Panels Hazardous Duty Lighting Our products & services serve a broad range of industries, including refining, petrochemical, mining, pipeline, and more. Refining Services

12 Fiscal 2012 Fiscal 2013 1st Qtr 2014 2nd Qtr 2014 3rd Qtr 2014 Beginning Backlog $108.4 $138.6 $221.7 $219.6 $211.4 Bookings $499.3 $575.2 $181.1 $181.5 $198.2 Acquired Backlog -0- $78.5 -0- -0- -0- Shipments $469.1 $570.6 $183.2 $189.8 $197.8 Ending Backlog $138.6 $221.7 $219.6 $211.4 $211.8 Book to Ship Ratio 106% 101% 99% 96% 100% Backlog ($ In Millions) *Does not include WSI backlog

13 Galvanizing Services

14 Includes Galvanized: • Steel Sheet • Tube Steel Global Galvanized Steel Market Galvanizing Market Opportunity Post-Fabrication Galvanized Steel Electrical Utility Industrial Petrochemical Bridge & Highway OEM AZZ Served Markets

15 Application: “After-fabrication” steel corrosion protection Locations: 35 facilities in 17 states and 3 Canadian Provinces Galvanizing Services Locations

16 39% 11% 30% 8% 12% Actual FY 2013 $337 (in millions) Electrical Utility OEM's Industrial Bridge & Highway Petrochemical 34% 12% 36% 5% 13% 9mo Ended 11-30-13 $258 (in millions) Galvanizing Services Revenue projected to be between $335 and $340 million in FY2014

17 Consolidated Financials

18 $381 $469 $571 $760 to $770 $850 to $900 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2011 2012 2013 2014 2015 Fiscal Year Actual Projected Consolidated Net Sales ($ In Millions)

19 $1.39 $1.61 $2.37 $2.30 to $2.40 $2.40 to $2.80 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2011 2012 2013 2014 2015 Fiscal Year Actual Projected Earnings Per Share (Fully Diluted)

20 16.7% 13.6% 14.7% 11% 12% 0.0% 5.0% 10.0% 15.0% 20.0% 2011 2012 2013 2014 2015 Electrical and Industrial Products and Services Actual Projected Operating Margins 26.1% 26.1% 26.1% 28% 27% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2011 2012 2013 2014 2015 Galvanizing Services Actual Projected

21 Cash Provided By Operations / EBITDA / Free Cash Flow ($ In Millions) ($5.0) $15.0 $35.0 $55.0 $75.0 $95.0 $115.0 $135.0 $155.0 $175.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Fiscal Year Cash Pro. By Oper. Free Cash Flow EBITDA *Excludes $12 million for the rebuild of the Joliet Galvanizing facility in Fiscal 2014 * Projected

22 0 0.2 0.4 0.6 0.8 1 1.2 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Fiscal Year Bank Debt Cash Debt to Equity Ratio Projected Total Bank Debt / Long Term Debt to Equity ($ In Millions) Capitalization as of November 30, 2013 5 Year, $300M Senior Credit Facility $242 6.24% Senior Subordinated Notes due Mar 2018 71 5.24% Senior Subordinated Notes due Jan 2021 123 Total Bank Debt $437 Shareholders Equity $375 Debt to Equity Ratio 1.17 to 1

23 Capital Expenditures / Depreciation & Amortization ($ In Millions) *Excludes $12 million for the rebuild of the Joliet Galvanizing facility in Fiscal 2014. * $16.4 $19.8 $24.9 $22.2 $22.6 $29.4 $38.0 $38.0 $45.0 $47.0 $0 $10 $20 $30 $40 $50 2011 2012 2013 2014E 2015 Capital Expenditures D&A Projected CE Projected D&A

24 21% 18% 17% 0% 5% 10% 15% 20% 25% 2011 2012 2013 Electrical and Industrial Products and Services Return On Assets 27% 25% 26% 0% 5% 10% 15% 20% 25% 30% 35% 2011 2012 2013 Galvanizing Services

25 • Strong Historical Performance • FY13 is the 26th consecutive year of profitability • 10 Yr CAGR – Revenues 12%, Net Income 22%, EPS 19% • Significant Operating Margins (above industry averages) • Key Growth Drivers • Aging U.S. energy infrastructure and required investment • Emerging North American energy independence • International demand for electrical power and energy • Niche products and value added services with strong market share position • Strong Management Team • Successful acquisition track record and opportunities for further expansion and growth • Strong balance sheet and cash flows • Cash Dividend AZZ Investment Summary

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